UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT
                                   Pursuant to
                              SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                             -----------------------

       Date of Report (Date of earliest event reported): January 21, 2005

                          PACIFIC FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

       Washington                       000-29829                91-1815009
(State or other jurisdiction         (SEC File Number)         (IRS Employer
of incorporation or organization)                            Identification No.)


                             300 East Market Street
                         Aberdeen, Washington 98520-5244
                                 (360) 533-8870
              (Address, including zip code, and telephone number,
        including area code, of Registrant's principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure

            Pacific Financial Corporation ("Pacific") is furnishing information in accordance with Regulation FD regarding its financial results for the twelve months ended December 31, 2004. This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or incorporated by reference into any filing under the Securities Act of 1933, except as may be expressly set forth by specific reference in any such filing.

            Pacific's net income for the twelve months ended December 31, 2004, was $5,706,222, a 24% increase compared to $4,579,393 for the twelve months ended December 31, 2003. The most significant factor contributing to the increase was the acquisition of BNW Bancorp, Inc. effective February 27, 2004.

            Net interest income for the twelve months ended December 31, 2004, increased $6,978,006 to $19,518,760 compared to the same period of the prior year. The increase is attributable primarily to a $7,948,766 increase in interest income, while interest expense increased $970,760.

            Non-interest income increased $1,316,821 to $3,162,889 for the twelve months ended December 31, 2004, compared to the same period of the prior year, while non-interest expense increased $5,610,998 to $13,555,427. The increases are primarily related to the acquisition of BNW Bancorp, Inc. effective February 27, 2004.

            The federal income tax provision for the twelve months ended December 31, 2004, was $2,450,000, compared to $1,863,000 for the twelve months ended December 31, 2003.

            Pacific's unaudited consolidated balance sheets at December 31, 2004 and December 31, 2003, and unaudited consolidated statements of operations and selected performance ratios for the twelve months ended December 31, 2004 and 2003, follow.

                          PACIFIC FINANCIAL CORPORATION
                           Consolidated Balance Sheet
                                   (unaudited)

                                           12-31-04        12-31-03

      Cash & due from banks            $  15,689,988    $  24,671,805
      Taxable securities                  28,521,793       49,224,984
      Non-taxable securities              16,318,236       17,151,767
      Fed funds sold                       6,034,000        5,000,000

         Loans held for sale               6,126,805                0
         Real estate                     227,009,308      129,717,050
         Commercial                       99,729,299       64,127,389
         Installment                      10,905,769        5,743,663
         Overdrafts                          254,587          150,085
                                       -------------    -------------
         Gross loans                     344,025,768      199,738,186
         Less: Loan loss reserve           4,235,547        2,237,880
                                       -------------    -------------
      Net loans                          339,790,221      197,500,307

      Premises - net                       6,832,761        3,967,086
      Goodwill & core deposit             11,521,583                0
      intangible
      Other real estate owned                 40,141           98,141
      BOLI & cash surrender life ins       9,037,344        6,192,821
      Other assets                         4,041,953        2,908,746
                                       -------------    -------------

      TOTAL ASSETS                     $ 437,828,020    $ 306,715,657
                                       =============    =============

      DEPOSITS:
          Demand                       $  71,710,980    $  43,861,921
          NOW                             55,649,258       47,387,286
          Money market                    67,393,513       31,797,169
          Savings                         56,391,803       52,308,174
          Time                            112,354,998      85,445,375
                                       --------------   -------------
      Total deposits                     363,500,552      260,799,923

      Fed. funds purchased                         0                0
      Other borrowings                    21,500,000       14,500,000
      Other liabilities                    8,058,548        5,765,491
                                       -------------    -------------
      Total liabilities                  393,059,100      260,799,923
                                       -------------    -------------

      Common stock                         3,210,698        2,521,539
      Additional paid-in capital          27,641,480       10,004,694
      Undivided profits                    8,076,788        8,084,300
      Acc. other comprehensive income        133,732          460,317
      Curr. period profit/(loss)           5,706,222        4,579,393
                                       -------------    -------------
      Total equity                        44,768,920       25,650,242
                                       -------------    -------------

      TOTAL LIABILITIES & EQUITY       $ 437,828,020    $ 306,715,657
                                       =============    =============

                          PACIFIC FINANCIAL CORPORATION
                      Consolidated Statements of Operations
                                   (unaudited)

                                       Twelve Months Ended December 31,
                                             2004            2003
                                             ----            ----

      Interest on loans                $  19,347,075    $  12,346,514
      Fees/late charges on loans           2,264,273        1,003,183
      Interest on investments              2,271,574        2,515,117
      Interest on fed funds sold              14,721           84,063
                                       -------------    -------------
      Total interest income               23,897,643       15,948,876

      Interest exp. on deposits            3,733,392        2,923,337
      Other interest expense                 645,491          484,786
                                       -------------    -------------
      Total interest expense               4,378,883        3,408,123
                                       -------------    -------------

      Net interest income                 19,518,760       12,540,753
      Less: Prov. for loan losses            970,000                0
                                       -------------    -------------
      Net int. income after prov.         12,540,753       12,540,753

      S/C on deposit accounts                290,735          236,052
      Overdraft charges                    1,006,415          791,217
      Other charges & fees                   391,202          423,037
      Gain on sale                           947,226                0
      Other income                           527,310          395,762
                                       -------------    -------------
      Total non interest income            3,162,889        1,846,067

      Salaries and employee benefits       8,195,532        4,764,154
      Occupancy and equipment              1,593,436          964,624
      Other                                3,766,459        2,215,650
                                       -------------    -------------
      Total operating expenses            13,555,427        7,944,428
                                       -------------    -------------
      Income before taxes                  8,156,222        6,442,393
      Income taxes                         2,450,000        1,863,000
                                       -------------    -------------

      NET INCOME                       $   5,706,222    $   4,579,393
                                       =============    =============

                          PACIFIC FINANCIAL CORPORATION
                           Selected Performance Ratios

                                        Twelve Months Ended December 31,
                                             2004            2003
                                             ----            ----

      Net interest margin                     5.27%           4.72%
      Efficiency ratio                       58.66%          53.77%
      Return on average assets                1.42%           1.61%
      Return on tangible equity              17.88%          17.10%


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          PACIFIC FINANCIAL CORPORATION


DATED:  January 21, 2005                  By:  /s/ John Van Dijk
                                               -----------------------
                                               John Van Dijk
                                               Chief Financial Officer